Jul02

STATEMENT TO CERTIFICATEHOLDER	EXHIBIT 99.1

ORIGINAL DEAL PARAMETERS
Certificate Balance	$12,422,797.00

INPUTS FROM PREVIOUS PERIOD STATEMENT TO CERTIFICATEHOLDER
Certificate Balance	$12,422,797.00

CALCULATION OF DISTRIBUTABLE AMOUNTS
Deposit to Certificate Distribution Account from Collection Account plus	$487,297.95
Deposit to Certificate Distribution Account from Principal Distribution Account	$0.00
Deposit to Certificate Distribution Account from Reserve Account	$0.00
Total Deposit to Certificate Distribution Account	$487,297.95

DISTRIBUTIONS FROM CERTIFICATE DISTRIBUTION ACCOUNT
1. Principal to Fixed Rate Certificateholders	$0.00
2. Any remaining amounts to the Seller	$487,297.95

SUMMARY OF DISTRIBUTIONS
Certificates Principal Paid	$0.00
Ending Certificates Principal Balance	$12,422,797.00

Remaining amounts to the Seller	$487,297.95

STATEMENT TO NOTEHOLDERS	EXHIBIT 99.2

(i) Amount of principal being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 BD1)	$0.00
per $1,000 original principal balance	$0.00

(b) Class A-2 Notes (CUSIP No. 149114 BE9)	$19,148,689.95
per $1,000 original principal balance	$142.90

(c) Class A-3 Notes (CUSIP No. 149114 BF6)	$0.00
per $1,000 original principal balance	$0.00

(d) Class B Notes (CUSIP No. 149114 BG4)	$0.00
per $1,000 original principal balance	$0.00

(f) Total	$19,148,689.95

(ii) Amount of interest being paid on Notes

(a) Class A-1 Notes (CUSIP No. 149114 BD1)	$0.00
per $1,000 original principal balance	$0.00

(b) Class A-2 Notes (CUSIP No. 149114 BE9)	$165,199.21
per $1,000 original principal balance	$1.23

(c) Class A-3 Notes (CUSIP No. 149114 BF6)	$1,122,318.29
per $1,000 original principal balance	$4.04

(d) Class B Notes (CUSIP No. 149114 BG4)	$74,012.03
per $1,000 original principal balance	$4.77

(f) Total	$1,361,529.53

(iii) (a) Aggregate Contract Balance at end of related collection period	$336,080,167.63
(b)Note Value at end of related collection period	$334,721,452.22

(iv) After giving effect to distributions on this Distribution Date

(a) (1) outstanding principal amount of Class A-1 Notes	$0.00
(2) Class A-1 Note Pool Factor	-

(b) (1) outstanding principal amount of Class A-2 Notes	$29,084,655.22
(2) Class A-2 Note Pool Factor	0.22

(c) (1) outstanding principal amount of Class A-3 Notes	$277,687,000.00
(2) Class A-3 Note Pool Factor	1.00

(d) (1) outstanding principal amount of Class B Notes	$15,527,000.00
(2) Class B Note Pool Factor	1.00

(v) Amount of Servicing Fee paid	$294,891.79

(vi) Aggregate Amount of Realized Losses for Collection Period	$247,885.43

(vii) Aggregate Purchase Amounts for Collection Period	$0.00

(viii) Balance of Reserve Account at end of related Collection Period	$7,763,560.00

(ix) Specified Reserve Account Balance at end of related Collection Period	$7,763,560.00

Caterpillar Financial Asset Trust 2001-A
SERVICING REPORT	EXHIBIT 99.3

Distribution Date	August 26, 2002
Transaction Month	13

Collection Period Month Begin	July 1, 2002
Collection Period Month End	July 31, 2002
Previous Payment Date (or Closing Date)	July 25, 2002
Actual Days in Accrual Period	32

ORIGINAL DEAL PARAMETERS
Initial Note Value	$621,084,796.61
Initial Aggregate Contract Balance	$624,415,986.63
Number of Contracts	8,676
Wtd. Avg. APR	8.52%
Wtd. Avg. Remaining Term	39
Annual Servicing Fee Rate	1.00%
Reserve Account Initial Deposit	$7,763,560.00
Class A-1 Note Original Principal Balance	$181,448,000.00
Class A-1 Note Rate	3.7400%
Class A-1 Note Final Scheduled Distribution Date	July 25, 2002
Class A-1 CUSIP Number	149114 BD1
Class A-2 Note Original Principal Balance	$134,000,000.00
Class A-2 Note Rate	4.11%
Class A-2 Note Final Scheduled Distribution Date	December 26, 2003
Class A-2 CUSIP Number	149114 BE9
Class A-3 Note Original Principal Balance	$277,687,000.00
Class A-3 Note Rate	4.85%
Class A-3 Note Final Scheduled Distribution Date	April 25, 2007
Class A-3 CUSIP Number	149114 BF6
Class B Note Original Principal Balance	$15,527,000.00
Class B Note Rate	5.72%
Class B Note Final Scheduled Distribution Date	July 25, 2007
Class B CUSIP Number	149114 BG4
Certificate Balance	$12,422,797.00

INPUTS FROM PREVIOUS PERIOD SERVICER REPORT
Note Value	$353,870,142.17
Aggregate Contract Balance	$355,232,374.03
Number of Contracts	7,141
Wtd. Avg. APR	8.48%
Wtd. Avg. Remaining Term	29
Reserve Account Balance	$7,763,560.00
Class A-1 Note Outstanding Principal Balance	$0.00
Class A-1 Note Interest Shortfall	$0.00
Class A-2 Note Outstanding Principal Balance	$48,233,345.17
Class A-2 Note Interest Shortfall	$0.00
Class A-3 Note Outstanding Principal Balance	$277,687,000.00
Class A-3 Note Interest Shortfall	$0.00
Class B Note Outstanding Principal Balance	$15,527,000.00
Class B Note Interest Shortfall	$0.00
Servicing Fee Shortfall	$0.00

CURRENT COLLECTION PERIOD ACTIVITY
Total Interest Collections	$2,379,538.61
Total Principal Collections	$18,430,860.07
Residual Collections	$43,028.00
Warranty Repurchases Contracts	$0.00
Administrative Repurchases	$0.00
Liquidation Proceeds	$426,916.45
Reserve Account Reinvestment Income	$12,566.09
Total Available Amount	$21,292,909.22

Beginning Note Value	$353,870,142.17
Ending Note Value	$334,721,452.22
Beginning Aggregate Contract Balance	$355,232,374.03
Ending Aggregate Contract Balance	$336,080,167.63
Number of Contracts at Beginning of Period	7,141
Number of Contracts at End of Period	6,985
Wtd. Avg. APR	8.48%
Wtd. Avg. Remaining Term	28
Aggregate Scheduled Amounts 31-60 days past due	$7,864,105.77
Aggregate Scheduled Amounts 61 days or more past due	$8,959,034.99
Net Losses on Liquidated Receivables this Period	$247,885.43
Repossessed Equipment not Sold or Reassigned (Beginning)	$8,414,021.90
Repossessed Equipment not Sold or Reassigned (End)	$9,199,731.03

CALCULATION OF DISTRIBUTABLE AMOUNTS
Servicing Fee Due	$294,891.79
Is CFSC or Affiliate Servicer (Yes / No)?	Yes

Administration Fee	$500.00

Class A-1 Noteholders' Monthly Interest Distributable Amount	$0.00
Class A-1 Noteholders' Interest Carryover Shortfall	$0.00
Class A-1 Noteholders' Interest Distributable Amount	$0.00

Class A-2 Noteholders' Monthly Interest Distributable Amount	$165,199.21
Class A-2 Noteholders' Interest Carryover Shortfall	$0.00
Class A-2 Noteholders' Interest Distributable Amount	$165,199.21

Class A-3 Noteholders' Monthly Interest Distributable Amount	$1,122,318.29
Class A-3 Noteholders' Interest Carryover Shortfall	$0.00
Class A-3 Noteholders' Interest Distributable Amount	$1,122,318.29

Class A Noteholders' Monthly Interest Distributable Amount	$1,287,517.50
Class A Noteholders' Interest Carryover Shortfall	$0.00
Class A Noteholders' Interest Distributable Amount	$1,287,517.50

First Priority Principal Distribution Amount	$0.00

Class B Noteholders' Monthly Interest Distributable Amount	$74,012.03
Class B Noteholders' Interest Carryover Shortfall	$0.00
Class B Noteholders' Interest Distributable Amount	$74,012.03

Second Priority Principal Distribution Amount	$6,725,892.95

Regular Principal Distribution Amount	$12,422,797.00

Total Required Payment	$8,087,422.48

Draw from Reserve Account	$0.00

Total Distribution Amount	$21,292,909.22

DISTRIBUTIONS FROM COLLECTION ACCOUNT
1. Servicing Fee (if CFSC or Affiliate is NOT servicer)	$0.00
2. Administration Fee (if CFSC or Affiliate is NOT servicer)	$500.00
3. Class A Noteholders' Interest Distributable Amount to Class A Noteholders	$1,287,517.50
4. First Priority Principal Distribution Amount to Principal Distribution Account	$0.00
5. Class B Noteholders' Interest Distributable Amount to Class B Noteholders	$74,012.03
6. Second Priority Principal Distribution Amount to Principal Distribution Account	$6,725,892.95
7. Deposit to Reserve Account	$0.00
8. Regular Principal Distribution Amount to Principal Distribution Account	$12,422,797.00
9. Servicing Fee (if CFSC or Affiliate IS servicer)	$294,891.79
10. Deposit to Certificate Distribution Account	$487,297.95

DISTRIBUTIONS FROM PRINCIPAL DISTRIBUTION ACCOUNT
1. Principal to Class A-1 Noteholders	$0.00
2. Principal to Class A-2 Noteholders	$19,148,689.95
3. Principal to Class A-3 Noteholders	$0.00
4. Principal to Class B Noteholders	$0.00
5. Deposit to Certificate Distribution Account	$0.00

RECONCILIATION OF RESERVE ACCOUNT
Beginning Reserve Account Balance	$7,763,560.00
Draw from Reserve Account to cover shortfalls	$0.00
Interim Specified Reserve Account Balance	$7,763,560.00
Deposit to Reserve Account Needed	$0.00
Deposit to Reserve Account from Collection Account	$0.00
Specified Reserve Account Balance	$7,763,560.00
Reserve Account Release deposited into Certificate Distribution Account	$0.00
Ending Reserve Account Balance	$7,763,560.00

SUMMARY OF DISTRIBUTIONS
Servicing Fee Paid to Servicer	$294,891.79
Servicing Fee Shortfall	$0.00

Class A-1 Interest Paid	$0.00
Class A-1 Interest Shortfall	$0.00
Class A-1 Principal Paid	$0.00
Ending Class A-1 Principal Balance	$0.00

Class A-2 Interest Paid	$165,199.21
Class A-2 Interest Shortfall	$0.00
Class A-2 Principal Paid	$19,148,689.95
Ending Class A-2 Principal Balance	$29,084,655.22

Class A-3 Interest Paid	$1,122,318.29
Class A-3 Interest Shortfall	$0.00
Class A-3 Principal Paid	$0.00
Ending Class A-3 Principal Balance	$277,687,000.00

Class B Interest Paid	$74,012.03
Class B Interest Shortfall	$0.00
Class B Principal Paid	$0.00
Ending Class B Principal Balance	$15,527,000.00

Deposit to Certificate Distribution Account	$487,297.95

Last Updated on 10/15/02
By cfs